Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 10th day of March, 2011, is by and among PAA NATURAL GAS STORAGE, L.P. (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.
W I T N E S S E T H:
     WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of April 7, 2010 (the “Original Agreement”) for the purposes and consideration therein expressed;
     WHEREAS, on February 9, 2011, Borrower completed the Southern Pines Acquisition (as herein defined), and in connection therewith, expanded its ownership of underground natural gas storage facilities; and
     WHEREAS, in furtherance of such acquisition, Borrower, Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. — Definitions and References
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
          “Amendment” means this First Amendment to Credit Agreement.
          “Credit Agreement” means the Original Agreement as amended hereby.
          “Southern Pines Acquisition” means Borrower’s acquisition of all of the Equity Interests of Southern Pines.
     “Southern Pines” means SG Resources Mississippi, L.L.C., a Delaware limited liability company, which owns and operates an underground natural gas storage facility located in Greene County, Mississippi and, as of the date of the Southern Pines Acquisition, extending into Mobile County, Alabama.

ARTICLE II. — Amendments
     § 2.1. Definitions.
     (a) Clause (a) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Original Agreement is hereby amended by redesignating subclause “(v)” of such clause (a) as subclause “(vi)” and inserting a new subclause (v) immediately prior thereto, to read as follows:
(v) any acquisition-related expenses deducted from Consolidated Net Income and associated with (A) closed acquisitions or (B) any other potential acquisitions that have not been abandoned (minus any acquisition-related expenses covered by clause (B) that relate to (x) potential acquisitions that have since been abandoned or (y) potential acquisitions that have not been consummated within one year following the date such expense was incurred (except that if the potential acquisition is the subject of a pending purchase and sale agreement as of such one-year date, such one-year period of time shall be extended until the first to occur of the termination of such purchase and sale agreement or the first day following the closing of the acquisition contemplated by such purchase and sale agreement),
     (b) The reference to “the Bluewater Storage Facility or the Pine Prairie Storage Facility” set forth in the parenthetical set forth in the exception at the end of the definition of “Principal Property” set forth in Section 1.01 of the Original Agreement is hereby amended to refer instead to “the Bluewater Storage Facility, the Pine Prairie Storage Facility or the Southern Pines Storage Facility”.
     (c) The reference to “the Bluewater Storage Facility, the Pine Prairie Storage Facility” set forth in the definition of “Storage Facilities” set forth in Section 1.01 of the Original Agreement is hereby amended to refer instead to “the Bluewater Storage Facility, the Pine Prairie Storage Facility, the Southern Pines Storage Facility,”.
     (d) Section 1.01 of the Original Agreement is hereby amended by adding a new definition of “Southern Pines Storage Facility”, to read as follows:
     “Southern Pines Storage Facility” means the natural gas storage facility owned by SG Resources Mississippi, L.L.C. and located in Greene County, Mississippi and, as of the date of the acquisition of SG Resources Mississippi, L.L.C. by the Borrower, extending into Mobile County, Alabama, which facility includes certain buildings, equipment, compressors, structures and pipelines located on a salt-dome storage cavern.
     § 2.2. New Cavern EBITDA Adjustment. As of the effectiveness of the Southern Pines Acquisition, the reference to “the Pine Prairie Storage Facility” in the definition of “New Cavern EBITDA Adjustment” in Section 7.11(b) of the Original Agreement is hereby amended to refer instead to “the Pine Prairie Storage Facility or the Southern Pines Storage Facility”.
     § 2.3. Material Project EBITDA Adjustment. The reference to “following the Commercial Operation Date of a Material Project” in clause (B) of the second paragraph following Section 7.11(b) of the Original Agreement is hereby amended to refer instead to “following the Commercial Operation Date of a Material Project (other than any project for

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which New Cavern EBITDA Adjustments following the Commercial Operation Date thereof are to be determined in accordance with the foregoing paragraph)”.
     § 2.4. Southern Pines Acquisition Period. With respect to Borrower’s election of an Acquisition Period with respect to the Southern Pines Acquisition, Lenders hereby (i) agree that such Acquisition Period shall end on September 30, 2011 (or such earlier termination date as Borrower may elect in accordance with clause (c) of the definition of Acquisition Period), notwithstanding Borrower’s receipt of proceeds of a Specified Equity Offering prior to such date, and (ii) waive the application of clause (b) of the definition of Acquisition Period with respect to the Southern Pines Acquisition.
ARTICLE III. — Conditions of Effectiveness
     § 3.1. Effective Date. This Amendment shall become effective as of the date first written above, when and only when
     (i) Administrative Agent shall have received, at Administrative Agent’s office a counterpart of this Amendment executed and delivered by Borrower and Required Lenders; and
     (ii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:
          Supporting Documents. Such supporting documents as Administrative Agent may reasonably request.
ARTICLE IV. — Representations and Warranties
     § 4.1. Representations and Warranties of Borrower. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:
     (a) The representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished by or at the request of the Borrower or any Subsidiary at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
     (b) No Default has occurred and is continuing.
     (c) Borrower has all requisite corporate or equivalent power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment.

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     (d) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) violate (i) the terms of its Organization Documents, (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject, or (iii) any provision of Law applicable to it; (b) result in the acceleration of any Indebtedness owed by it; or (c) result in any breach of, or a default under, or the creation of any consensual Lien under, any material Contractual Obligation to which such Person is a party or to which its properties are bound.
     (e) No approval, consent, exemption or authorization of, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is required to be made or obtained by Borrower pursuant to the provisions of any material Law applicable to it as a condition to its execution, delivery or performance of this Amendment.
     (f) This Amendment has been duly executed and delivered by Borrower. This Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms.
ARTICLE V. — Miscellaneous
     § 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     § 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.
     § 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     § 5.4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     § 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. Delivery of an executed signature page by

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facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.
     § 5.6. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:	PAA NATURAL GAS STORAGE, L.P. By: PNGS GP LLC, its general partner
	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Bridgett J. Manduk
		Name:	Bridgett J. Manduk
		Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender
	By:	/s/ Christen A. Lacey
		Name:	Christen A. Lacey
		Title:	Director

Signature Page to
First Amendment to PNGS Credit Agreement

DNB NOR BANK ASA, as a Lender
By:	/s/ Kristin Riise
	Name:	Kristin Riise
	Title:	First Vice President

By:	/s/ Geshu Sugandh
	Name:	Geshu Sugandh
	Title:	Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Mark Oberreuter
	Name:	Mark Oberreuter
	Title:	AVP

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director
CITIBANK, N.A., as a Lender
By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact

BARCLAYS BANK PLC, as a Lender
By:	/s/ Allen Huang
	Name:	Allen Huang
	Title:	Assistant Vice President

JPMORGAN CHASE BANK, as a Lender
By:	/s/ Stephanie Balette
	Name:	Stephanie Balette
	Title:	Authorized Officer

Signature Page to
First Amendment to PNGS Credit Agreement

BNP PARIBAS, as a Lender
By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Vice President

SUNTRUST BANK, as a Lender
By:	/s/ Andrew Johnson
	Name:	Andrew Johnson
	Title:	Director

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory
SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:
Name:
Title:

ING CAPITAL LLC, as a Lender
By:	/s/ Cheryl Labelle
	Name:	Cheryl Labelle
	Title:	Managing Director

SOCIETE GENERALE, as a Lender
By:	/s/ Chung-Taek Oh
	Name:	Chung-Taek Oh
	Title:	Director

By:	/s/ Barbara Paulsen
	Name:	Barbara Paulsen
	Title:	managing Director

Signature Page to
First Amendment to PNGS Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Vice President

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Jim Allred
	Name:	Jim Allred
	Title:	Authorized Signatory

COMERICA BANK, as a Lender
By:	/s/ Justin Crawford
	Name:	Justin Crawford
	Title:	Vice President

COMPASS BANK, as a Lender
By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

REGIONS BANK, as a Lender
By:	/s/ William R. Brown
	Name:	William R. Brown
	Title:	Senior Vice President

NATIXIS, as a Lender
By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Managing Director

By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

RAYMOND JAMES BANK, FSB, as a Lender
By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President

Signature Page to
First Amendment to PNGS Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ John Durland
	Name:	John Durland
	Title:	Authorized Signatory

Signature Page to
First Amendment to PNGS Credit Agreement